SCHWABFUNDS(REGISTRATION MARK)

SCHWAB
TAX-FREE
BOND FUNDS

Annual Report
August 31, 1998

SCHWAB TAX-FREE BOND FUNDS

We're pleased to bring you this annual report for the following funds (the Funds) for the one-year period ended August 31, 1998:
  - Schwab Short/Intermediate Tax-Free Bond Fund
  - Schwab Long-Term Tax-Free Bond Fund

During the reporting period, the Funds achieved their primary objectives of providing a high level of current income exempt from federal income taxes, consistent with the preservation of capital.(1) In addition to performance and portfolio information, this report contains information regarding dividends paid by the Funds during each fiscal year (or reporting period) since their inceptions.

The Schwab Short/Intermediate Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of between two and five years.

The Schwab Long-Term Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of 10 years or more.

CONTENTS

----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Bond Fund Investor Should Know          2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
The Portfolio Management Team                      8
----------------------------------------------------
Taxable-Equivalent Yield                           9
----------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond
 Fund                                             10
----------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund               12
----------------------------------------------------
Dividends Paid                                    14
----------------------------------------------------
Fund Discussion                                   15
----------------------------------------------------
Portfolio Highlights                              17
----------------------------------------------------
Financial Statements and Notes                    18
----------------------------------------------------

(1)Income from the Funds may be subject to state and local taxes and to the federal alternative minimum tax (AMT).

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

No doubt you've witnessed the extreme volatility in the stock market that you frequently read about in shareholder communications such as this. The 12-month reporting period ended August 31, 1998, has served as a clear example of how the performance of different asset classes can vary substantially for a given period. For the reporting period, domestic bonds generally outperformed both domestic and international stocks. This was due to factors ranging from strong bond total returns, which were fueled by declining interest rates all along the yield curve, to August's drop in both domestic and international equity valuations.
[PHOTO]

                  Despite the volatility, the U.S. economy, as measured by gross domestic product (GDP), continued to provide a solid foundation for U.S. business activity, though it was somewhat dampened during the second quarter. But uncertainty persists as to the ultimate effect that international economic crises and domestic political turmoil will have on the U.S. economy. Corporate profitability and domestic consumers' responses to recent stock market volatility may ultimately determine whether the economy will continue on its current course.

Given all of these factors, this appears to be a good time to reaffirm one of our primary investment principles: Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $71 billion in assets on behalf of more than 3.2 million SchwabFunds-Registered Trademark- shareholders. We offer a broad spectrum of 35 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
August 31, 1998

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future returns.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment experts who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds are ideal for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: Bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

BOND INDEX FUNDS

Schwab's Bond Index Funds seek to track the total returns of broadly diversified bond indices. And because index funds generally result in lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

In addition to some of the same benefits of equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices, bond index funds can also provide the added benefit of high credit-quality investments. Schwab's Bond Index Funds are designed to maintain high credit-quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill.(1)And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.

BOND FUNDS AT SCHWAB

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

BOND INDEX FUNDS

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short (1-5 Year) Government/ Corporate Index. This index represents the performance of government and corporate bonds that have maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broadbased index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in securities issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities, and seeks to maintain a dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please call us toll free at 1-800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW. SCHWAB.COM; through our automated touchtone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS

(1)Some investors may be subject to the alternative minimum tax; consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

Although somewhat dampened during the second quarter, the U.S. economy, as measured by gross domestic product (GDP), grew at a strong real rate of 3.7% during the first half of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                            3.9%
Q2 1990                                            1.2%
Q3 1990                                           -1.9%
Q4 1990                                           -4.0%
Q1 1991                                           -2.1%
Q2 1991                                            1.8%
Q3 1991                                            1.0%
Q4 1991                                            1.0%
Q1 1992                                            4.7%
Q2 1992                                            2.5%
Q3 1992                                            3.0%
Q4 1992                                            4.3%
Q1 1993                                            0.1%
Q2 1993                                            2.0%
Q3 1993                                            2.1%
Q4 1993                                            5.3%
Q1 1994                                            3.0%
Q2 1994                                            4.7%
Q3 1994                                            1.8%
Q4 1994                                            3.6%
Q1 1995                                            0.9%
Q2 1995                                            0.3%
Q3 1995                                            3.0%
Q4 1995                                            2.2%
Q1 1996                                            1.8%
Q2 1996                                            6.0%
Q3 1996                                            1.0%
Q4 1996                                            4.3%
Q1 1997                                            4.9%
Q2 1997                                            3.3%
Q3 1997                                            3.1%
Q4 1997                                            3.7%
Q1 1998                                            5.5%
Q2 1998                                            1.8%
Source: Bloomberg L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth throughout 1998--perhaps at a more moderate rate than over the previous six months, but nonetheless further extending the current economic expansion that began in 1991. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the engines continuing this lengthy expansion. Many economists believe that the brunt of the economic crises in Asia and elsewhere may be yet to come. Uncertainties persist as to the ultimate effect on the U.S. economy, particularly on corporate earnings. Going forward, the behavior of domestic consumers in response to recent stock market volatility may also be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

The U.S. unemployment rate stood at 4.5% in August, after declining to 4.3% in April and May--the lowest level in 28 years. Labor markets have become extremely tight, growth in the labor force has slowed and wage increases are beginning to put more pressure on labor costs (see Employment Cost Index, below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                U.S. UNEMPLOYMENT RATE
Jan-90                  5.4%
Feb-90                  5.3%
Mar-90                  5.2%
Apr-90                  5.4%
May-90                  5.4%
Jun-90                  5.2%
Jul-90                  5.5%
Aug-90                  5.7%
Sep-90                  5.9%
Oct-90                  5.9%
Nov-90                  6.2%
Dec-90                  6.3%
Jan-91                  6.4%
Feb-91                  6.6%
Mar-91                  6.8%
Apr-91                  6.7%
May-91                  6.9%
Jun-91                  6.9%
Jul-91                  6.8%
Aug-91                  6.9%
Sep-91                  6.9%
Oct-91                  7.0%
Nov-91                  7.0%
Dec-91                  7.3%
Jan-92                  7.3%
Feb-92                  7.4%
Mar-92                  7.4%
Apr-92                  7.4%
May-92                  7.6%
Jun-92                  7.8%
Jul-92                  7.7%
Aug-92                  7.6%
Sep-92                  7.6%
Oct-92                  7.3%
Nov-92                  7.4%
Dec-92                  7.4%
Jan-93                  7.3%
Feb-93                  7.1%
Mar-93                  7.0%
Apr-93                  7.1%
May-93                  7.1%
Jun-93                  7.0%
Jul-93                  6.9%
Aug-93                  6.8%
Sep-93                  6.7%
Oct-93                  6.8%
Nov-93                  6.6%
Dec-93                  6.5%
Jan-94                  6.6%
Feb-94                  6.6%
Mar-94                  6.5%
Apr-94                  6.4%
May-94                  6.0%
Jun-94                  6.1%
Jul-94                  6.1%
Aug-94                  6.1%
Sep-94                  5.9%
Oct-94                  5.8%
Nov-94                  5.6%
Dec-94                  5.4%
Jan-95                  5.6%
Feb-95                  5.4%
Mar-95                  5.4%
Apr-95                  5.7%
May-95                  5.6%
Jun-95                  5.6%
Jul-95                  5.7%
Aug-95                  5.7%
Sep-95                  5.7%
Oct-95                  5.6%
Nov-95                  5.6%
Dec-95                  5.6%
Jan-96                  5.7%
Feb-96                  5.5%
Mar-96                  5.5%
Apr-96                  5.5%
May-96                  5.5%
Jun-96                  5.3%
Jul-96                  5.5%
Aug-96                  5.2%
Sep-96                  5.2%
Oct-96                  5.3%
Nov-96                  5.4%
Dec-96                  5.3%
Jan-97                  5.3%
Feb-97                  5.3%
Mar-97                  5.2%
Apr-97                  5.0%
May-97                  4.8%
Jun-97                  5.0%
Jul-97                  4.9%
Aug-97                  4.9%
Sep-97                  4.9%
Oct-97                  4.8%
Nov-97                  4.6%
Dec-97                  4.7%
Jan-98                  4.7%
Feb-98                  4.6%
Mar-98                  4.7%
Apr-98                  4.3%
May-98                  4.3%
Jun-98                  4.5%
Jul-98                  4.5%
Aug-98                  4.5%
Source: Bloomberg L.P.

INFLATION

Price inflation remained remarkably well contained.
The Consumer Price Index (CPI) rose just 1.6% for the year ended August 1998--reaching levels during the reporting period that were the lowest since January 1987. Its core rate (which excludes the more volatile food and energy components) rose 2.5%--also very low, but somewhat higher than the rates we have seen since the second quarter of 1997.

The Employment Cost Index (ECI), which measures inflation in wages, salaries and benefits, also remained in check, increasing 3.5% for the year ended June 30, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MEASURES OF INFLATION
                 MONTHLY CONSUMER PRICE INDEX   QUARTERLY EMPLOYMENT COST INDEX
Jan-90                     5.2%                              5.5%
Feb-90                     5.3%                              5.5%
Mar-90                     5.2%                              5.5%
Apr-90                     4.7%                              5.4%
May-90                     4.4%                              5.4%
Jun-90                     4.7%                              5.4%
Jul-90                     4.8%                              5.2%
Aug-90                     5.6%                              5.2%
Sep-90                     6.2%                              5.2%
Oct-90                     6.3%                              4.9%
Nov-90                     6.3%                              4.9%
Dec-90                     6.1%                              4.9%
Jan-91                     5.7%                              4.6%
Feb-91                     5.3%                              4.6%
Mar-91                     4.9%                              4.6%
Apr-91                     4.9%                              4.6%
May-91                     5.0%                              4.6%
Jun-91                     4.7%                              4.6%
Jul-91                     4.4%                              4.3%
Aug-91                     3.8%                              4.3%
Sep-91                     3.4%                              4.3%
Oct-91                     2.9%                              4.3%
Nov-91                     3.0%                              4.3%
Dec-91                     3.1%                              4.3%
Jan-92                     2.6%                              4.0%
Feb-92                     2.8%                              4.0%
Mar-92                     3.2%                              4.0%
Apr-92                     3.2%                              3.6%
May-92                     3.0%                              3.6%
Jun-92                     3.1%                              3.6%
Jul-92                     3.2%                              3.5%
Aug-92                     3.1%                              3.5%
Sep-92                     3.0%                              3.5%
Oct-92                     3.2%                              3.5%
Nov-92                     3.0%                              3.5%
Dec-92                     2.9%                              3.5%
Jan-93                     3.3%                              3.5%
Feb-93                     3.2%                              3.5%
Mar-93                     3.1%                              3.5%
Apr-93                     3.2%                              3.6%
May-93                     3.2%                              3.6%
Jun-93                     3.0%                              3.6%
Jul-93                     2.8%                              3.6%
Aug-93                     2.8%                              3.6%
Sep-93                     2.7%                              3.6%
Oct-93                     2.8%                              3.5%
Nov-93                     2.7%                              3.5%
Dec-93                     2.7%                              3.5%
Jan-94                     2.5%                              3.2%
Feb-94                     2.5%                              3.2%
Mar-94                     2.5%                              3.2%
Apr-94                     2.4%                              3.2%
May-94                     2.3%                              3.2%
Jun-94                     2.5%                              3.2%
Jul-94                     2.8%                              3.2%
Aug-94                     2.9%                              3.2%
Sep-94                     3.0%                              3.2%
Oct-94                     2.6%                              3.0%
Nov-94                     2.7%                              3.0%
Dec-94                     2.7%                              3.0%
Jan-95                     2.8%                              2.9%
Feb-95                     2.9%                              2.9%
Mar-95                     2.9%                              2.9%
Apr-95                     3.1%                              2.9%
May-95                     3.2%                              2.9%
Jun-95                     3.0%                              2.9%
Jul-95                     2.8%                              2.7%
Aug-95                     2.6%                              2.7%
Sep-95                     2.5%                              2.7%
Oct-95                     2.8%                              2.7%
Nov-95                     2.6%                              2.7%
Dec-95                     2.5%                              2.7%
Jan-96                     2.7%                              2.8%
Feb-96                     2.7%                              2.8%
Mar-96                     2.8%                              2.8%
Apr-96                     2.9%                              2.9%
May-96                     2.9%                              2.9%
Jun-96                     2.8%                              2.9%
Jul-96                     3.0%                              2.8%
Aug-96                     2.9%                              2.8%
Sep-96                     3.0%                              2.8%
Oct-96                     3.0%                              2.9%
Nov-96                     3.3%                              2.9%
Dec-96                     3.3%                              2.9%
Jan-97                     3.0%                              2.9%
Feb-97                     3.0%                              2.9%
Mar-97                     2.8%                              2.9%
Apr-97                     2.5%                              2.8%
May-97                     2.2%                              2.8%
Jun-97                     2.3%                              2.8%
Jul-97                     2.2%                              3.0%
Aug-97                     2.2%                              3.0%
Sep-97                     2.2%                              3.0%
Oct-97                     2.1%                              3.3%
Nov-97                     1.8%                              3.3%
Dec-97                     1.7%                              3.3%
Jan-98                     1.6%                              3.3%
Feb-98                     1.4%                              3.3%
Mar-98                     1.4%                              3.3%
Apr-98                     1.4%                              3.5%
May-98                     1.7%                              3.5%
Jun-98                     1.7%                              3.5%
Jul-98                     1.7%
Aug-98                     1.6%
Source: Bloomberg L.P. and Bureau of Labor
Statistics

Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Although strong in the first quarter, productivity growth was essentially flat for the second quarter of 1998.

ASSET CLASS PERFORMANCE

The 12-month reporting period served as a textbook example of the benefits of asset allocation and how asset classes can exhibit markedly different returns for a given period.

In classic tortoise-and-hare fashion, domestic bond returns, as represented by the Lehman Brothers Aggregate Bond Index, outperformed both domestic and international stock returns for the reporting period--achieving a total return of 10.6% for the period. This was a result of several factors, including strong bond total returns fueled by declining interest rates all along the yield curve, as well as August's drop in both domestic and international equity valuations.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 TOTAL RETURN PERFORMANCE
           VALUE OF A HYPOTHETICAL $1 INVESTMENT
                                               SCHWAB                 SCHWAB           LEHMAN AGGREGATE
                     S&P 500-R- INDEX    SMALL-CAP INDEX-R-   INTERNATIONAL INDEX-R-      BOND INDEX
8/97                       $1.00                $1.00                $1.00                  $1.00
                           1.055                1.078                1.063                  1.015
10/97                      1.019                1.031                0.977                   1.03
                           1.067                1.022                0.973                  1.034
12/97                      1.085                1.043                0.987                  1.045
                           1.097                1.027                1.027                  1.058
2/98                       1.176                1.112                1.089                  1.057
                           1.236                1.162                1.117                  1.061
4/98                       1.249                 1.17                1.125                  1.066
                           1.227                1.101                1.122                  1.076
6/98                       1.277                1.104                1.129                  1.086
                           1.264                1.019                1.137                  1.088
8/98                       1.081                0.823                0.993                  1.106
               Compiled by Charles Schwab & Co., Inc.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

Not surprisingly, domestic equity returns were negatively impacted by August's significant stock market declines. The difference in performance between large-cap stocks and small-cap stocks, however, was truly remarkable. Large-cap stocks as represented by the S&P 500-Registered Trademark- Index, achieved a total return of 8.1% for the 12-month period. Small-cap stocks, as represented by the Schwab Small-Cap Index,-Registered Trademark- experienced a total DECLINE in value of 17.7%-- resulting in a difference of 25.8% between the 12-month returns for the two asset classes.

Similar to the domestic equity situation, international stock returns were characterized by the markedly divergent performance of Asian countries, which experienced significant declines, and European countries, which experienced healthy gains for the period. Combined, international stock returns, as represented by the Schwab International Index,-Registered Trademark- experienced a slightly negative total return of -0.7% for the 12-month reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index reached
28.5 during the reporting period--its highest value ever--before declining sharply to 22.8 at the end of August. Nonetheless, this ratio is still well above 15.0, its 30-year average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures, such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO

Jan-90                            14.37
Feb-90                            14.21
Mar-90                            14.77
Apr-90                            14.82
May-90                            15.84
Jun-90                            16.66
Jul-90                            16.65
Aug-90                            15.57
Sep-90                            14.90
Oct-90                            14.36
Nov-90                            14.59
Dec-90                            15.19
Jan-91                            14.95
Feb-91                            16.82
Mar-91                            17.48
Apr-91                            17.85
May-91                            17.92
Jun-91                            17.96
Jul-91                            18.07
Aug-91                            19.72
Sep-91                            19.88
Oct-91                            19.92
Nov-91                            21.02
Dec-91                            21.85
Jan-92                            23.35
Feb-92                            23.83
Mar-92                            25.45
Apr-92                            25.51
May-92                            25.71
Jun-92                            25.08
Jul-92                            25.61
Aug-92                            25.50
Sep-92                            24.37
Oct-92                            23.94
Nov-92                            24.08
Dec-92                            24.01
Jan-93                            24.20
Feb-93                            24.25
Mar-93                            24.22
Apr-93                            23.20
May-93                            23.21
Jun-93                            22.58
Jul-93                            22.52
Aug-93                            23.02
Sep-93                            23.74
Oct-93                            23.97
Nov-93                            22.55
Dec-93                            23.55
Jan-94                            22.98
Feb-94                            21.17
Mar-94                            20.34
Apr-94                            20.10
May-94                            20.16
Jun-94                            19.76
Jul-94                            18.64
Aug-94                            18.90
Sep-94                            18.26
Oct-94                            17.55
Nov-94                            16.58
Dec-94                            16.98
Jan-95                            16.23
Feb-95                            16.20
Mar-95                            16.50
Apr-95                            16.02
May-95                            16.43
Jun-95                            16.82
Jul-95                            16.55
Aug-95                            16.18
Sep-95                            16.86
Oct-95                            16.18
Nov-95                            17.14
Dec-95                            17.41
Jan-96                            18.11
Feb-96                            18.56
Mar-96                            18.94
Apr-96                            19.16
May-96                            19.48
Jun-96                            19.30
Jul-96                            18.31
Aug-96                            18.62
Sep-96                            19.75
Oct-96                            19.60
Nov-96                            21.05
Dec-96                            20.70
Jan-97                            20.55
Feb-97                            20.98
Mar-97                            19.87
Apr-97                            20.24
May-97                            21.43
Jun-97                            22.45
Jul-97                            23.92
Aug-97                            22.64
Sep-97                            24.00
Oct-97                            22.84
Nov-97                            24.02
Dec-97                            24.51
Jan-98                            24.99
Feb-98                            26.44
Mar-98                            27.76
Apr-98                            26.51
May-98                            26.12
Jun-98                            27.09
Jul-98                            26.78
Aug-98                            22.77
30 Year Average                   15.00
Source: Bloomberg L.P.

TREASURY BOND YIELDS

Treasury yields fell significantly during the 12-month reporting period--by 1.27% to 5.34% for 30-year bonds and by 1.32% to 4.90% for five-year notes. International economic problems were a major factor contributing to the decline in yields. Investors seeking a safe haven from the volatile stock market increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. Throughout the reporting period, the Federal Reserve's decision to leave rates unchanged--in part due to international market turbulence, as well as to acceptable domestic economic statistics showing strong growth coupled with contained inflation--also contributed to favorable fixed-income market conditions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  30-YEAR AND FIVE-YEAR TREASURY BOND
                 YIELDS
                                30-YEAR             FIVE-YEAR
                          TREASURY BOND YIELD  TREASURY NOTE YIELD
8/29/97                         6.61%                6.22%
9/5/97                          6.64%                6.23%
9/12/97                         6.59%                6.17%
9/19/97                         6.38%                6.01%
9/26/97                         6.37%                5.99%
10/3/97                         6.29%                5.87%
10/10/97                        6.43%                6.02%
10/17/97                        6.44%                6.08%
10/24/97                        6.27%                5.90%
10/31/97                        6.15%                5.71%
11/7/97                         6.16%                5.81%
11/14/97                        6.11%                5.80%
11/21/97                        6.03%                5.75%
11/28/97                        6.05%                5.84%
12/5/97                         6.08%                5.88%
12/12/97                        5.93%                5.69%
12/19/97                        5.92%                5.71%
12/26/97                        5.90%                5.71%
1/2/98                          5.84%                5.61%
1/9/98                          5.73%                5.25%
1/16/98                         5.81%                5.40%
1/23/98                         5.97%                5.52%
1/30/98                         5.80%                5.38%
2/6/98                          5.92%                5.47%
2/13/98                         5.85%                5.42%
2/20/98                         5.87%                5.49%
2/27/98                         5.92%                5.59%
3/6/98                          6.02%                5.65%
3/13/98                         5.89%                5.53%
3/20/98                         5.89%                5.55%
3/27/98                         5.96%                5.68%
4/3/98                          5.79%                5.49%
4/10/98                         5.88%                5.56%
4/17/98                         5.88%                5.56%
4/24/98                         5.95%                5.63%
5/1/98                          5.93%                5.62%
5/8/98                          5.98%                5.65%
5/15/98                         5.97%                5.67%
5/22/98                         5.90%                5.64%
5/29/98                         5.80%                5.55%
6/5/98                          5.79%                5.59%
6/12/98                         5.66%                5.45%
6/19/98                         5.67%                5.51%
6/26/98                         5.63%                5.49%
7/3/98                          5.60%                5.41%
7/10/98                         5.63%                5.40%
7/17/98                         5.75%                5.49%
7/24/98                         5.69%                5.48%
7/31/98                         5.71%                5.50%
8/7/98                          5.63%                5.38%
8/14/98                         5.54%                5.33%
8/21/98                         5.43%                5.19%
8/28/98                         5.34%                4.90%
Source: Bloomberg L.P.

On September 29, 1998, following the close of the reporting period, the Federal Reserve did lower the Federal Funds rate from 5.50% to 5.25%. This rate reduction, widely anticipated by financial markets, was viewed as a pre-emptive step to cushion the effects of increasing weakness in foreign economies on prospective U.S. economic growth.

MUNICIPAL BOND YIELDS

Municipal bond yields also declined along with Treasury bond yields. Thirty-year AAA General Obligation Municipal Bonds fell 0.44% to 4.86%, and five-year AAA General Obligation (GO) Municipal Bonds fell 0.42% to 3.92% during the period. As was the case with most other fixed-income securities, the "flight to quality" initiated by international economic problems increased demand for more-stable investments such as municipal bonds, thereby driving up prices and driving down yields.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     30-YEAR AND FIVE-YEAR AAA GENERAL
                OBLIGATION
           MUNICIPAL BOND YIELDS
             30-YEAR AAA GO MUNI BOND YIELDS   FIVE-YEAR AAA GO MUNI BOND YIELDS
8/29/97                 5.30%                               4.34%
9/5/97                  5.26%                               4.30%
9/12/97                 5.23%                               4.27%
9/19/97                 5.15%                               4.19%
9/26/97                 5.15%                               4.19%
10/3/97                 5.13%                               4.17%
10/10/97                5.21%                               4.25%
10/17/97                5.25%                               4.29%
10/24/97                5.20%                               4.24%
10/31/97                5.12%                               4.16%
11/7/97                 5.15%                               4.17%
11/14/97                5.14%                               4.16%
11/21/97                5.15%                               4.15%
11/28/97                5.17%                               4.17%
12/5/97                 5.11%                               4.11%
12/12/97                5.01%                               4.08%
12/19/97                4.98%                               4.05%
12/26/97                4.98%                               4.05%
1/2/98                  4.96%                               4.03%
1/9/98                  4.87%                               3.99%
1/16/98                 4.83%                               3.95%
1/23/98                 4.93%                               4.05%
1/30/98                 4.92%                               4.04%
2/6/98                  4.93%                               4.05%
2/13/98                 4.89%                               4.01%
2/20/98                 4.89%                               4.01%
2/27/98                 4.96%                               4.03%
3/6/98                  5.04%                               4.11%
3/13/98                 5.04%                               4.10%
3/20/98                 5.01%                               4.05%
3/27/98                 5.04%                               4.08%
4/3/98                  5.00%                               4.04%
4/10/98                 5.03%                               4.07%
4/17/98                 5.04%                               4.08%
4/24/98                 5.10%                               4.19%
5/1/98                  5.13%                               4.23%
5/8/98                  5.11%                               4.21%
5/15/98                 5.09%                               4.19%
5/22/98                 5.03%                               4.15%
5/29/98                 4.97%                               4.09%
6/5/98                  4.96%                               4.08%
6/12/98                 4.92%                               4.04%
6/19/98                 4.94%                               4.10%
6/26/98                 4.94%                               4.08%
7/3/98                  4.93%                               4.09%
7/10/98                 4.93%                               4.09%
7/17/98                 5.00%                               4.15%
7/24/98                 4.98%                               4.08%
7/31/98                 4.97%                               4.07%
8/7/98                  4.94%                               4.07%
8/14/98                 4.93%                               4.01%
8/21/98                 4.88%                               3.96%
8/28/98                 4.86%                               3.92%
Source: Bloomberg L.P.

Although municipal bond yields did decline during the reporting period, their decline was markedly less pronounced than the decline in Treasury bond yields. As shown below, this caused the ratio of municipal bond yields to Treasury bond yields to rise sharply during the reporting period. This occurred for two reasons: First, the yield-reducing impact of investors' flight to quality is typically more pronounced for Treasury securities than for municipal securities, because they are backed by the full faith and credit of the U.S. government. Second, in response to lower interest rates and healthier state and local fiscal outlooks, there was an increase in the issuance of long-term municipal securities. This increase in municipal bond supply most likely dampened the decline in municipal rates during the reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS
              TO
   TREASURY BOND YIELDS FOR
  30-YEAR AND FIVE-YEAR BONDS
                       30-YEAR BOND YIELDS     FIVE-YEAR BOND YIELDS
8/29/97                       80.2%                  69.8%
9/5/97                        79.2%                  69.0%
9/12/97                       79.4%                  69.2%
9/19/97                       80.7%                  69.7%
9/26/97                       80.8%                  69.9%
10/3/97                       81.6%                  71.0%
10/10/97                      81.0%                  70.6%
10/17/97                      81.5%                  70.6%
10/24/97                      82.9%                  71.9%
10/31/97                      83.3%                  72.9%
11/7/97                       83.6%                  71.8%
11/14/97                      84.1%                  71.7%
11/21/97                      85.4%                  72.2%
11/28/97                      85.5%                  71.4%
12/5/97                       84.0%                  69.9%
12/12/97                      84.5%                  71.7%
12/19/97                      84.1%                  70.9%
12/26/97                      84.4%                  70.9%
1/2/98                        84.9%                  71.8%
1/9/98                        85.0%                  76.0%
1/16/98                       83.1%                  73.1%
1/23/98                       82.6%                  73.4%
1/30/98                       84.8%                  75.1%
2/6/98                        83.3%                  74.0%
2/13/98                       83.6%                  74.0%
2/20/98                       83.3%                  73.0%
2/27/98                       83.8%                  72.1%
3/6/98                        83.7%                  72.8%
3/13/98                       85.5%                  74.1%
3/20/98                       85.1%                  73.0%
3/27/98                       84.6%                  71.9%
4/3/98                        86.3%                  73.7%
4/10/98                       85.5%                  73.3%
4/17/98                       85.8%                  73.4%
4/24/98                       85.8%                  74.4%
5/1/98                        86.5%                  75.2%
5/8/98                        85.5%                  74.6%
5/15/98                       85.2%                  73.9%
5/22/98                       85.3%                  73.5%
5/29/98                       85.7%                  73.7%
6/5/98                        85.7%                  72.9%
6/12/98                       86.9%                  74.2%
6/19/98                       87.1%                  74.4%
6/26/98                       87.7%                  74.3%
7/3/98                        88.1%                  75.6%
7/10/98                       87.6%                  75.8%
7/17/98                       87.0%                  75.7%
7/24/98                       87.6%                  74.5%
7/31/98                       87.0%                  74.0%
8/7/98                        87.7%                  75.7%
8/14/98                       89.0%                  75.2%
8/21/98                       89.8%                  76.3%
8/28/98                       91.0%                  80.0%
Source: Bloomberg L.P.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD, senior vice president and chief investment officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

JOANNE LARKIN, vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each Fund's portfolio since their inceptions. Joanne joined CSIM as portfolio manager in February 1992 and was promoted to her current position in December 1996. Prior to joining CSIM, Joanne was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Funds' 30-day SEC yields as of 8/31/98 and the taxable-equivalent yields,(1) assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                                 TAXABLE-
                                                                EQUIVALENT
                                                    30-DAY      30-DAY SEC
                                                  SEC YIELD        YIELD
-----------------------------------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond Fund        3.71%          6.14%
-----------------------------------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund                 4.68%          7.75%
-----------------------------------------------------------------------------

(1)A portion of both Funds' expenses was reduced during the reporting period. Without such reductions, both Funds' SEC yields would have been lower.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/98

                                                                         SINCE
                                                                       INCEPTION
                                         ONE YEAR      FIVE YEARS      (4/21/93)
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(1)                      5.17%          4.29%          4.54%
--------------------------------------------------------------------------------
Lehman Three-Year Municipal Bond Index     5.76%          4.90%          4.91%
--------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/98. As of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns were 5.07%, 4.37% and 4.46%, respectively. The 30-day SEC yield as of 6/30/98 was 3.82%.(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SCHWAB SHORT/INTERMEDIATE     LEHMAN THREE-YEAR
               TAX-FREE BOND FUND      MUNICIPAL BOND INDEX
4/21/93              $10,000                $10,000
4/30/93               $9,990                 $9,993
5/31/93              $10,038                $10,020
6/30/93              $10,129                $10,085
7/31/93              $10,151                $10,090
8/31/93              $10,283                $10,184
9/30/93              $10,344                $10,228
10/31/93             $10,366                $10,250
11/30/93             $10,326                $10,237
12/31/93             $10,462                $10,344
1/31/94              $10,567                $10,428
2/28/94              $10,412                $10,331
3/31/94              $10,218                $10,206
4/30/94              $10,280                $10,267
5/31/94              $10,323                $10,315
6/30/94              $10,312                $10,318
7/31/94              $10,407                $10,403
8/31/94              $10,429                $10,440
9/30/94              $10,377                $10,414
10/31/94             $10,317                $10,389
11/30/94             $10,245                $10,370
12/31/94             $10,346                $10,415
1/31/95              $10,445                $10,501
2/28/95              $10,563                $10,612
3/31/95              $10,655                $10,707
4/30/95              $10,691                $10,743
5/31/95              $10,881                $10,908
6/30/95              $10,884                $10,934
7/31/95              $10,987                $11,050
8/31/95              $11,079                $11,136
9/30/95              $11,115                $11,167
10/31/95             $11,175                $11,221
11/30/95             $11,255                $11,293
12/31/95             $11,305                $11,340
1/31/96              $11,383                $11,429
2/29/96              $11,364                $11,431
3/31/96              $11,313                $11,403
4/30/96              $11,306                $11,417
5/31/96              $11,312                $11,427
6/30/96              $11,371                $11,496
7/31/96              $11,443                $11,559
8/31/96              $11,447                $11,577
9/30/96              $11,519                $11,647
10/31/96             $11,605                $11,729
11/30/96             $11,712                $11,838
12/31/96             $11,705                $11,844
1/31/97              $11,742                $11,896
2/28/97              $11,801                $11,954
3/31/97              $11,737                $11,892
4/30/97              $11,776                $11,943
5/31/97              $11,876                $12,040
6/30/97              $11,938                $12,111
7/31/97              $12,096                $12,255
8/31/97              $12,065                $12,230
9/30/97              $12,141                $12,319
10/31/97             $12,194                $12,373
11/30/97             $12,222                $12,409
12/31/97             $12,310                $12,493
1/31/98              $12,384                $12,575
2/28/98              $12,397                $12,602
3/31/98              $12,417                $12,622
4/30/98              $12,386                $12,604
5/31/98              $12,502                $12,722
6/30/98              $12,543                $12,765
7/31/98              $12,574                $12,811
8/31/98              $12,689                $12,935

The above graph compares the growth of a hypothetical $10,000 investment in the Short/Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

(1)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 4.76%, 3.86% and 4.07%, respectively. The 30-day SEC yield as of 8/31/98 would have been 3.25%.

(2)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 4.49%, 3.90% and 3.96%, respectively. The 30-day SEC yield as of 6/30/98 would have been 3.35%.

THE INFORMATION PRESENTED IN THE GRAPH TO THE LEFT IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.
10

PORTFOLIO COMPOSITION

The Schwab Short/Intermediate Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The chart below illustrates the composition of the Fund's portfolio as of 8/31/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted. This information is not necessarily indicative of the Fund's future holdings. A complete list of the securities in the Fund's portfolio as of 8/31/98 is provided in the Schedule of Investments later in this report.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(1)
                                 as of 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                          54.6%
AA                           21.8%
A                             8.6%
Short-term Investments        7.5%
Short-term Ratings            4.5%
BAA                           1.5%
BBB                           1.5%

(1)These percentages do not take into account other assets and liabilities.

SCHWAB LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/98



                                          ONE YEAR   FIVE YEARS  SINCE INCEPTION
(9/11/92)
--------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND(1)       9.81%      6.21%        7.11%
--------------------------------------------------------------------------------
Lehman Brothers General Obligation
  Municipal Bond Index                       8.65%      6.38%        7.11%
--------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/98. As of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns were 9.67%, 6.35% and 6.99%, respectively. The 30-day SEC yield as of 6/30/98 was 4.77%.(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SCHWAB LONG-TERM       LEHMAN GENERAL
           TAX-FREE BOND FUND   MUNICIPAL BOND INDEX
9/11/92        $10,000                $10,000
9/30/92         $9,867                 $9,923
10/31/92        $9,515                 $9,826
11/30/92        $9,912                $10,002
12/31/92       $10,092                $10,104
1/31/93        $10,240                $10,221
2/28/93        $10,682                $10,591
3/31/93        $10,484                $10,479
4/30/93        $10,632                $10,585
5/31/93        $10,690                $10,644
6/30/93        $10,883                $10,822
7/31/93        $10,879                $10,836
8/31/93        $11,157                $11,062
9/30/93        $11,298                $11,188
10/31/93       $11,315                $11,209
11/30/93       $11,201                $11,111
12/31/93       $11,465                $11,345
1/31/94        $11,588                $11,475
2/28/94        $11,274                $11,177
3/31/94        $10,791                $10,722
4/30/94        $10,858                $10,813
5/31/94        $10,970                $10,907
6/30/94        $10,870                $10,840
7/31/94        $11,085                $11,044
8/31/94        $11,109                $11,083
9/30/94        $10,921                $10,920
10/31/94       $10,657                $10,726
11/30/94       $10,381                $10,532
12/31/94       $10,658                $10,764
1/31/95        $11,050                $11,072
2/28/95        $11,381                $11,394
3/31/95        $11,514                $11,524
4/30/95        $11,483                $11,538
5/31/95        $11,918                $11,906
6/30/95        $11,735                $11,802
7/31/95        $11,836                $11,914
8/31/95        $11,971                $12,065
9/30/95        $12,056                $12,141
10/31/95       $12,250                $12,317
11/30/95       $12,443                $12,521
12/31/95       $12,591                $12,642
1/31/96        $12,640                $12,738
2/29/96        $12,520                $12,651
3/31/96        $12,366                $12,489
4/30/96        $12,319                $12,454
5/31/96        $12,311                $12,449
6/30/96        $12,484                $12,585
7/31/96        $12,599                $12,699
8/31/96        $12,553                $12,697
9/30/96        $12,780                $12,875
10/31/96       $12,948                $13,020
11/30/96       $13,188                $13,258
12/31/96       $13,117                $13,203
1/31/97        $13,097                $13,228
2/28/97        $13,223                $13,350
3/31/97        $12,987                $13,172
4/30/97        $13,146                $13,283
5/31/97        $13,358                $13,482
6/30/97        $13,502                $13,626
7/31/97        $13,933                $14,004
8/31/97        $13,728                $13,872
9/30/97        $13,927                $14,037
10/31/97       $14,025                $14,127
11/30/97       $14,146                $14,210
12/31/97       $14,408                $14,418
1/31/98        $14,556                $14,566
2/28/98        $14,529                $14,571
3/31/98        $14,565                $14,584
4/30/98        $14,488                $14,518
5/31/98        $14,750                $14,747
6/30/98        $14,806                $14,805
7/31/98        $14,853                $14,842
8/31/98        $15,074                $15,072

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index.
(1)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 9.36%, 5.73% and 6.56%, respectively. The 30-day SEC yield as of 8/31/98 would have been 4.26%.

(2)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 9.11%, 5.86% and 6.43%, respectively. The 30-day SEC yield as of 6/30/98 would have been 4.34%.

THE INFORMATION PRESENTED IN THE GRAPH TO THE LEFT IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS

ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

PORTFOLIO COMPOSITION

The Schwab Long-Term Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The chart below illustrates the composition of the Fund's portfolio as of 8/31/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted. This information is not necessarily indicative of the Fund's future holdings. A complete list of the securities in the Fund's portfolio as of 8/31/98 is provided in the Schedule of Investments later in this report.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(1)
                                 as of 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                          57.9%
AA                           23.7%
Short-term Investments       12.5%
A                             5.9%

(1)These percentages do not take into account other assets and liabilities.

DIVIDENDS PAID

During the reporting period, the Funds continued to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital.(1) The chart below illustrates the income dividends on a per-share basis paid by each Fund during each fiscal year or reporting period since inception.

                DIVIDENDS PAID BY THE SCHWAB TAX-FREE BOND FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         INCOME DIVIDENDS PER SHARE                                            FISCAL YEAR

                                                  1992*      1993**     1994+        1995+      1996+      1997+      1998+
Schwab Short/Intermediate Tax-Free Bond Fund                 $0.13      $0.37        $0.40      $0.41      $0.41      0.42
Schwab Long-Term Tax-Free Bond Fund               $0.17      $0.36      $0.52        $0.53      $0.52      $0.53      0.53

 * Period from inception (9/11/92) through 12/31/91.

** Period from inception (4/21/93) through 8/31/93 for Schwab Short/Intermediate
   Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab Long-Term Tax-Free Bond Fund.

+  For the one-year period ended 8/31 for both Funds.

(1)Income from the Funds may be subject to state and local taxes and to the federal alternative minimum tax.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. At the beginning of the reporting period, municipal securities were trading in a narrow range and the market was fairly stable. This climate then changed as a series of events, including the economic crisis in Asia, the political scandal in Washington, and the instability of both the Russian economy and Russia's leadership, caused widespread turmoil in global equity markets. The result of this turmoil has been an increased demand for U.S. Treasury securities, which led to higher prices and lower yields in both Treasury and municipal markets. Additionally, the relatively low volatility in the municipal market during the reporting period has provided a safe haven for investors during these turbulent times.

As interest rates continued to decline, the supply of municipal securities increased dramatically as governments and agencies began to issue new bonds and refinance older bonds to take advantage of the lower rates. This increased supply caused municipal securities to trade at levels that were very attractive when compared with Treasury securities. In fact, as illustrated in the chart on page 7 of the Market Overview section, the ratio of 30-year Treasury-to-municipal security yields reached as high as 91%, which represents historic levels. When the Treasury-to-municipal ratio reaches these levels, it attracts what the industry refers to as "crossover" buyers to the municipal market.

Crossover buyers are those who continually seek out the most competitively priced sector of the fixed-income market, which, in this case, is the municipal market. Once they locate that sector, the crossover buyers then reallocate their assets accordingly. Crossover buyers are seeking to maximize their returns by selling their municipal bond positions at some point in the future when Treasury security prices become relatively more attractive.

Q. HOW DID THE FUNDS PERFORM DURING THE 12-MONTH REPORTING PERIOD?

A. Both Funds achieved favorable total returns for the period, aided in part by the overall decline in bond yields, which increased prices of the Funds' portfolio securities, thereby increasing the Funds' net asset values (NAVs).

The SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a total return of 5.17% for the 12-month reporting period ended August 31, 1998. This return came from a combination of tax-free dividend income of 4.19% and an increase in the Fund's NAV of 0.98%. The NAV increase was a result of the Fund's declining yield, which fell from 3.89% at the beginning of the period to 3.71% at the end of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND achieved a total return of 9.81% for the 12-month reporting period ended August 31, 1998. This return came from a combination of tax-free dividend income of 5.25% and an increase in the Fund's NAV of 4.56%. The NAV increase was a result of the Fund's declining yield, which fell from 5.02% at the beginning of the period to 4.68% at the end of the period.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIOS?

A. As shown in the Portfolio Quality Summary, we continued to maintain a portfolio of high-quality securities (primarily AAA and AA) during the reporting period. We feel that this is an appropriate strategy for the Funds given the current market environment, since there is very little yield advantage associated with lower-rated securities--we simply do not feel that investors are being adequately compensated for the higher credit risk. In both Funds, we continue to execute a cautious strategy, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target level for short-term interest rates.

Reflecting our cautious outlook for the markets, the SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately 3.10 to 3.98 years. The Fund's weighted average maturity at the end of the one-year reporting period was
3.56 years, up slightly from 3.46 years at the beginning of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND maintained its weighted average maturity within a range from approximately 17.08 to 21.51 years. Although the Fund has extended its maturity beyond this range in the past, we do not believe that it is advisable at this time, because the yield curve is very flat beyond 20 years, indicating that there is very little yield advantage associated with the longer maturities. Again, we do not believe that investors are being adequately rewarded for the additional interest rate risk. The Fund's weighted average maturity at the end of the period was 18.07 years, down from 19.96 at the beginning of the period.

Q. RECENTLY, THE STOCK MARKET SEEMS TO BE VERY VOLATILE. WHAT ROLE CAN BOND INVESTMENTS PLAY IN REDUCING PORTFOLIO RISK?

A. Diversifying your portfolio with bonds or bond funds may help offset the effects of stock market volatility and can generally help add stability to your portfolio, as shown in the following example. Of course, share prices of bond funds, like any invest-ment, fluctuate with market conditions. The chart below displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds as measured by the indices.(1) As shown in the chart, adding bonds to an all-stock portfolio has reduced risk while still producing competitive returns.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  HYPOTHETICAL PORTFOLIOS SHOWING THE EFFECTS
    OF ADDING BONDS TO AN ALL-STOCK PORTFOLIO
               1970--1997
                            AVERAGE ANNUAL RETURN   HIGHEST ANNUAL RETURN   LOWEST ANNUAL RETURN
100% Stocks                        12.97%                  37.43%                -26.47%
90% Stocks/10% Bonds               12.68%                  35.37%                -23.25%
80% Stocks/20% Bonds               12.36%                  33.30%                -20.04%
70% Stocks/30% Bonds               12.02%                  31.24%                -16.82%
60% Stocks/40% Bonds               11.65%                  29.18%                -13.61%

A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.65%-- only slightly over 1% less than the 12.97% return of the all-stock portfolio--and did so with significantly less volatility. The lowest annual return--for the portfolio invested 40% in bonds and 60% in stocks--was actually a loss of 13.61%, about half of the 26.47% loss in the all-stock portfolio. Of course, past performance does not guarantee future results.

(1)The returns do not reflect actual investment in any security. The hypothetical returns are all weighted averages and assume reinvestment of dividends. The indices represented are the S&P 500-Registered Trademark-Index and the Ibbotson Intermediate Government Bond Index. Indices are unmanaged, do not incur expenses and cannot be invested in directly. Past results are not indicative of future performance.

PORTFOLIO HIGHLIGHTS

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND

ASSETS

------------------------------------------------
Total net assets as of 8/31/97 (000s)  $  54,397
------------------------------------------------
Total net assets as of 8/31/98 (000s)  $  68,281
------------------------------------------------
Percentage growth over reporting
period                                     25.5%
------------------------------------------------

MATURITY SCHEDULE: AVERAGE WEIGHTED
MATURITY AT 8/31/98

                                             PERCENTAGE
                                 PERCENTAGE      OF
                       VALUE         OF       PORTFOLIO
MATURITY RANGE         (000S)    PORTFOLIO   (CUMULATIVE)
--------------------------------------------------------
0-6 months            $ 5,032       7.5%         7.5%
--------------------------------------------------------
7-36 months            31,048      46.2%        53.7%
--------------------------------------------------------
37-60 months           14,943      22.2%        75.9%
--------------------------------------------------------
More than
60 months              16,227      24.1%       100.0%
--------------------------------------------------------

AVERAGE WEIGHTED MATURITY: 3.56 years

SCHWAB LONG-TERM
TAX-FREE BOND FUND

ASSETS

------------------------------------------------
Total net assets as of 8/31/97 (000s)  $  46,767
------------------------------------------------
Total net assets as of 8/31/98 (000s)  $  69,925
------------------------------------------------
Percentage growth over reporting
period                                     49.5%
------------------------------------------------

MATURITY SCHEDULE: AVERAGE WEIGHTED
MATURITY AT 8/31/98

                                                 PERCENTAGE
                                    PERCENTAGE       OF
                       VALUE            OF       PORTFOLIO
MATURITY RANGE         (000S)       PORTFOLIO   (CUMULATIVE)
------------------------------------------------------------
0-1 year              $   8,679       12.5%        12.5%
------------------------------------------------------------
2-10 years                2,458        3.5%        16.0%
------------------------------------------------------------
11-20 years              29,591       42.7%        58.7%
------------------------------------------------------------
21-30 years              23,034       33.3%        92.0%
------------------------------------------------------------
More than
30 years                  5,507        8.0%       100.0%
------------------------------------------------------------

AVERAGE WEIGHTED MATURITY: 18.07 years

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1998

                                              Par      Value
                                            -------   -------
MUNICIPAL BONDS -- 91.1% (a)
ALABAMA -- 1.6%
Birmingham, Alabama Special Care
  Facilities Hospital Finance Authority
  RB (Daughters of Charity National
  Health System - St. Vincent's Hospital
  & Providence) Series 1995 (Aa2 AA)
   7.00%, 11/01/01                          $ 1,000   $ 1,090
                                                      -------
ALASKA -- 1.7%
Anchorage, Alaska Refunding School
  Bonds Series 1993A / (MBIA
  Insurance) (Aaa AAA)
   5.10%, 08/01/99                            1,145     1,161
                                                      -------
ARIZONA -- 6.6%
Maricopa County, Arizona Unified
  School District No. 93 (Cave Creek
  Project) Series 1997A / (FGIC
  Insurance) (Aaa AAA)
   5.00%, 07/01/03                            2,325     2,435
Phoenix, Arizona Civic Improvement
  Corp. RB (Senior Lien Airport Project)
  (Aa2 AA+)
   5.00%, 07/01/04                            1,000     1,047
Phoenix, Arizona Civic Improvement
  Corp. Wastewater Systems Lease RB
  Series 1993 (Aa3 A)
   5.10%, 07/01/99                            1,005     1,018
                                                      -------
                                                        4,500
                                                      -------
COLORADO -- 1.5%
Superior, Colorado Metropolitan
  Revenue Refunding Bonds
  (District No. 2) / (Banque Nationale
  de Paris LOC) (- A+)
   4.63%, 12/01/13                            1,000     1,000
                                                      -------
FLORIDA -- 2.0%
Orange County, Florida COP Series A /
  (MBIA Insurance) (Aaa -)
   4.80%, 08/01/02                            1,300     1,344
                                                      -------

                                              Par      Value
                                            -------   -------
GEORGIA -- 3.2%
Georgia Private Colleges & University
  Facilities Authority RB (Emory
  University Project) Series 1992C
  (Aa1 AA)
   6.00%, 10/01/05                          $ 2,000   $ 2,177
                                                      -------
ILLINOIS -- 1.7%
Illinois Health Facility Authority RB
  (OSF Healthcare System)
  Series 1993 (A1 A+)
   5.13%, 11/15/00                            1,145     1,171
                                                      -------
INDIANA -- 1.7%
Monroe County, Indiana Industrial
  Hospital Authority Revenue
  Refunding Bonds (Bloomington
  Hospital Project) / (MBIA Insurance)
  (Aaa -)
   4.60%, 05/01/04                            1,105     1,126
                                                      -------
IOWA -- 3.2%
Black Hawk County,  Iowa Hospital
  Facilities RB (Allen Memorial Hospital)
  Series 1990 / (AMBAC  Insurance &
  Escrowed to Maturity  with  Government
  Securities) (Aaa -)
   7.38%, 02/01/01                            2,000     2,205
                                                      -------
KENTUCKY -- 4.0%
Kentucky Housing Corp. RB
  Series 1993B / (Multiple Credit
  Enhancements) (Aaa AAA)
   4.45%, 07/01/00                            1,000     1,012
Kentucky State Property & Buildings
  Commission Revenue Refunding
  Bonds (Project 55) (A2 A+)
   4.15%, 09/01/99                            1,735     1,747
                                                      -------
                                                        2,759
                                                      -------
LOUISIANA -- 2.4%
New Orleans, Louisiana RB Series B /
  (FSA Insurance) (Aaa AAA)
   4.50%, 12/01/05                            1,600     1,634
                                                      -------

                                              Par      Value
                                            -------   -------
MARYLAND -- 4.5%
Washington, Maryland Suburban
  Sanitation District Sewage Disposal
  Revenue Refunding Bonds
  (Montgomery & Prince George
  Counties) (Aa1 AA)
   6.00%, 11/01/99                          $ 3,000   $ 3,090
                                                      -------
MASSACHUSETTS -- 4.6%
Massachusetts Municipal Wholesale
  Electric Co. Power Supply Systems RB
  Series 1992E / (AMBAC Insurance)
  (Aaa AAA)
   5.50%, 07/01/00                            2,000     2,060
Massachusetts State Water Reserves
  Authority RB Series A /
  (FSA Insurance) (Aaa AAA)
   5.00%, 08/01/05                            1,000     1,045
                                                      -------
                                                        3,105
                                                      -------
MICHIGAN -- 1.6%
Michigan State Hospital Finance
  Authority RB (McLaren Obligated
  Group) / (Escrowed to Maturity with
  Government Securities) (- AAA)
   7.00%, 09/15/00                            1,000     1,084
                                                      -------
MINNESOTA -- 4.7%
Minneapolis, Minnesota Community
  Development Agency Tax Increment
  RB / (MBIA Insurance) (Aaa AAA)
   7.00%, 09/01/00                            1,000     1,065
Minnesota State HFA Rental Housing
  RB Series D / (MBIA Insurance)
  (Aaa AAA)
   4.80%, 08/01/01                            2,120     2,168
                                                      -------
                                                        3,233
                                                      -------
MISSISSIPPI -- 3.0%
Mississippi Hospital Equipment &
  Facilities Authority Revenue Refunding
  Bonds (Mississippi Baptist Medical
  Center) / (MBIA Insurance)
  (Aaa AAA)
   5.25%, 05/01/01                            2,000    2,070
                                                      ------

                                              Par      Value
                                            -------   -------
MISSOURI -- 5.2%
Missouri Rural Water Finance Corp.
  (Public Construction Project)
  Series 1998
   4.50%, 11/15/99                          $ 3,000   $ 3,028
Missouri State Environmental
 Improvement & Energy Resources
 Authority Water Pollution Control RB
 (State Revolving Fund Program)
 Series 1992A (Aa1 -)
   5.80%, 07/01/99                              500       509
                                                      -------
                                                        3,537
                                                      -------
NEBRASKA -- 3.1%
Nebraska Public Power District RB
  Series A /(MBIA Insurance) (Aaa -)
   5.25%, 01/01/05                            2,000     2,122
                                                      -------
NEW YORK -- 7.9%
New York City, New York GO
  Series L (A3 A-)
   5.10%, 08/01/02                              800       830
New York City, New York Municipal
  Assistance Corp. RB Series L (Aa2 AA)
   5.50%, 07/01/03                            2,000     2,135
New York City, New York Transitional
  Finance Authority RB Series B (Aa3 AA)
   5.25%, 11/15/04                            1,300     1,383
New York State Urban Development Corp.
  RB (Correctional Facilities Service
  Contract) Series1998A (Baa1 BBB+)
   5.00%, 01/01/05                            1,000     1,039
                                                      ------
                                                        5,387
                                                      -------
 OHIO -- 5.6%
Ohio State Public Facilities Commission
  Higher Education Capital Facilities
  RB Series II-A / (MBIA Insurance)
  (Aaa AAA)
   4.38%, 11/01/00                            1,750     1,774
Ohio State Public Facilities Commission
  Higher Education Capital Facilities
  RB Series II-B / (FSA Insurance)
  (Aaa AAA)
   5.00%, 11/01/01                            2,000     2,073
                                                      -------
                                                        3,847
                                                      -------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
August 31, 1998

                                              Par      Value
                                            -------   -------
PENNSYLVANIA -- 1.7%
Pennsylvania State IDA RB (Economic
  Development Project) / (AMBAC
  Insurance) (Aaa AAA)
   7.00%, 07/01/07                          $ 1,000   $ 1,191
                                                      -------
SOUTH CAROLINA -- 3.2%
Charleston, South Carolina Public
  Facilities COP (Public Improvement
  Project) Series 1993 / (AMBAC
  Insurance) (Aaa AAA)
   4.30%, 09/01/00                            1,085     1,099
Greenville, South Carolina Hospital
  Facilities Revenue Refunding Bonds
  Series 1993C (Aa3 AA)
   5.00%, 05/01/00                            1,090     1,110
                                                      -------
                                                        2,209
                                                      -------
TENNESSEE -- 3.9%
Knox County, Tennessee Health &
  Education Hospital Facilities RB (Fort
  Sanders Alliance) Series 1990C /
  (MBIA Insurance) (Aaa AAA)
   7.00%, 01/01/00                            2,500     2,656
                                                      -------
TEXAS -- 1.5%
Houston, Texas GO Refunding Bonds
  Series 1995A (Aa3 AA)
   5.30%, 03/01/01                            1,000     1,021
                                                      -------
WASHINGTON -- 8.0%
Port of Seattle, Washington Passenger
  Facilities RB Series 1998B / (AMBAC
  Insurance) (Aaa AAA)
   5.00%, 12/01/07                            1,395     1,456
Port of Seattle, Washington RB Series
  1998B / (FGIC Insurance) (Aaa AAA)
   5.50%, 09/01/02                            2,775     2,924
Washington State GO Refunding Bonds
  Series 1991 R-92 B (Aa1 AA+)
   6.30%, 09/01/02                            1,000     1,078
                                                      -------
                                                        5,458
                                                      -------

                                              Par      Value
                                            -------   -------
WISCONSIN -- 3.0%
Wisconsin State Health & Educational
  Facilities Authority RB (Aurora Medical
  Group Inc. Project) Series 1996 /
  (FSA Insurance) (Aaa AAA)
   4.90%, 11/15/02                          $ 1,000   $ 1,035
Wisconsin State Health & Educational
  Facilities Authority RB (Carroll
  College Inc.) (- BBB)
   4.80%, 10/01/06                            1,000     1,006
                                                      -------
                                                        2,041
                                                      -------
TOTAL MUNICIPAL BONDS
  (Cost $61,064)                                       62,218
                                                      -------
VARIABLE RATE OBLIGATIONS -- 7.3% (b)
ARIZONA -- 1.9%
Tempe, Arizona Excise Tax RB
  (Aa2 AA+)
   3.30%, 09/01/98                            1,300     1,300
                                                      -------
CALIFORNIA -- 4.2%
California Pollution Control Financing
  Authority Revenue Refunding Bonds
  (Pacific Gas & Electric) Series 1996F /
  (Banque Nationale de Paris LOC) (- AA+)
   3.15%, 09/01/98                            2,000     2,000
Chula Vista, California IDRB (San Diego
  Gas & Electric Co. Project)
  Series 1997A (A2 A)
   3.25%, 09/01/98                              800       800
Irvine Ranch, California Water District
  Consolidated GO Revenue Refunding
  Bonds Series 1985B / (Landesbank
  Hessen-Thuringen Girozentrale LOC)
  (- AAA)
   3.00%, 09/01/98                              100       100
                                                      -------
                                                        2,900
                                                      -------
NEW YORK -- 0.9%
New York City, New York Municipal
  Water Finance Authority Water &
  Sewer System RB Series 1995A /
  (FGIC Insurance) (Aaa AAA)
   3.75%, 09/01/98                              600       600
                                                      -------

                                              Par      Value
                                            -------   -------
TEXAS -- 0.3%
Brazos River, Texas River Authority
  Revenue Refunding Bonds (Utilities
  Electric Co. Project) Series 1996B /
  (AMBAC Insurance) (Aaa AAA)
   3.95%, 09/01/98                           $  200   $   200
                                                      -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $5,000)                                         5,000
                                                      -------
SHORT-TERM INVESTMENTS -- 0.1% (c)
Provident Institutional Funds -
  Muni Fund Portfolio
   3.15%                                         32        32
                                                      -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $32)                                               32
                                                      -------
TOTAL INVESTMENTS -- 98.5%
  (Cost $66,096)                                       67,250
                                                      -------
OTHERASSETS ANDLIABILITIES -- 1.5%
  Other Assets                                          1,424
  Liabilities                                            (393)
                                                      -------
                                                        1,031
                                                      -------
NET ASSETS -- 100.0%                                  $68,281
                                                      =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1998

                                              Par      Value
                                            -------   -------
MUNICIPAL BONDS -- 86.7% (a)
ALASKA -- 2.9%
Valdez, Alaska Marine Terminal
  Revenue Refunding Bonds (BP
  Pipeline Project) Series 1993B
  (Aa2 AA)
   5.50%, 10/01/28                          $ 2,000   $ 2,038
                                                      -------
ARIZONA -- 3.3%
Maricopa County, Arizona Alhambra
  Elementary School District 68 School
  Improvement GO Refunding Bonds
  Series 1994A / (AMBAC Insurance)
  (Aaa AAA)
   6.80%, 07/01/12                            2,000     2,300
                                                      -------
CALIFORNIA -- 4.0%
Santa Clara County, California
  Financing Authority Lease RB
  (VMC Facility Replacement Project)
  Series 1994A / (AMBAC Insurance)
  (Aaa AAA)
   7.75%, 11/15/10                            1,000     1,309
Santa Clara County, California
  Financing Authority Lease Revenue
  Refunding Bonds Series A / (AMBAC
  Insurance) (Aaa AAA)
   5.00%, 11/15/17                            1,500     1,505
                                                      -------
                                                        2,814
                                                      -------
FLORIDA -- 1.9%
Hillsborough County, Florida Aviation
  Authority RB (Tampa International
  Airport) Series 1996B / (FGIC Insurance)
  (Aaa AAA)
   5.88%, 10/01/23                            1,250     1,356
                                                      -------
ILLINOIS -- 6.7%
Illinois Health Facilities Authority
  Revenue Refunding Bonds
  (Northwestern Medical Faculty
  Foundation) / (MBIA Insurance)
  (Aaa -)
   5.13%, 11/15/28                            3,500     3,469
Illinois State Toll Highway Authority
  Priority RB Series 1992A /(A1 A+)
   6.38%, 01/01/15                            1,100     1,198
                                                      -------
                                                        4,667
                                                      -------


                                              Par      Value
                                            -------   -------
IOWA -- 1.0%
Cedar Rapids, Iowa Hospital Facilities
  RB (St. Luke's Methodist Project)
  Series 1993 / (FGIC Insurance)
  (Aaa AAA)
   6.13%, 08/15/13                          $   600   $   670
                                                      -------
KENTUCKY -- 1.5%
Jefferson County, Kentucky Health
  Facilities RB (University Medical
  Center Project) (MBIA Insurance)
  (Aaa AAA)
   5.25%, 07/01/22                            1,000     1,016
                                                      -------
LOUISIANA -- 1.5%
New Orleans, Louisiana GO Refunding
  Bonds Series B / (FSA Insurance)
  (Aaa AAA)
   5.00%, 12/01/12                            1,000     1,020
                                                      -------
MARYLAND -- 2.1%
  Baltimore, Maryland Project Revenue
  Refunding Bonds (Water Project) Series
  1998A / (FGIC Insurance ) (Aaa AAA)
   5.00%, 07/01/18                            1,000     1,005
Maryland State Department of Housing
  & Community Development RB
  Series 1996A / (Aa2 -)
   5.88%, 07/01/16                              400       428
                                                      -------
                                                        1,433
                                                      -------
MASSACHUSETTS -- 4.1%
Massachusetts State HFA M/F
  Residential Housing RB Series 1989A
  (A3 A+)
   7.80%, 08/01/22                              800       832
Massachusetts State Industrial
  Financing Agency RB (Suffolk
  University) / (AMBAC Insurance)
  (Aaa AAA)
   5.25%, 07/01/27                            2,000     2,035
                                                      -------
                                                        2,867
                                                      -------

                                              Par      Value
                                            -------   -------
MICHIGAN -- 4.4%
Eastern Michigan University Board of
  Regents RB / (FGIC Insurance)
  (Aaa AAA)
   5.50%, 06/01/17                          $ 2,000   $ 2,112
Wayne Charter County, Michigan Airport
  RB (Detroit Airport) Series 1998A /
  (MBIA Insurance) (Aaa AAA)
   5.00%, 12/01/19                            1,000       988
                                                      -------
                                                        3,100
                                                      -------
MISSISSIPPI -- 3.4%
Mississippi Hospital Equipment &
  Facilities Authority RB (Mississippi
  Baptist Medical Center) (MBIA
  Insurance) (Aaa AAA)
   6.00%, 05/01/13                            2,150     2,357
                                                      -------
NEW YORK -- 8.7%
Long Island, New York Power Authority
  Electric System RB Series 1998A /
  (FSA Insurance) (Aaa AAA)
   5.13%, 12/01/22                            1,500     1,504
New York State GO Refunding Bonds
  Series 1996A (A2 A+)
   5.30%, 07/15/15                            2,000     2,057
New York Triborough Bridge & Tunnel
  Authority General Purpose RB
  Series 1996B (Aa3 AA)
   5.20%, 01/01/27                            2,500     2,525
                                                      ------
                                                        6,086
                                                      -------
NORTH CAROLINA -- 2.9%
North Carolina Medical Care Community
  Health Care Facilities RB (Carolina
  Medi Corp. Project) (Aa3 AA)
   5.25%, 05/01/21                            2,000     2,018
                                                      -------
PENNSYLVANIA -- 7.1%
Pennsylvania State Higher Education
  Facilities Authority RB (University of
  Pennsylvania Health Services)
  Series 1996A (A1 AA)
   5.75%, 01/01/17                            2,000     2,110


                                              Par      Value
                                            -------   -------
Pittsburgh, Pennsylvania Water & Sewer
  Authority RB Series B / (FSA
  Insurance) (Aaa AAA)
   5.75%, 09/01/25                          $ 1,250   $ 1,370
Seneca Valley, Pennslyvania School
  District GO Refunding Bonds Series AA /
  (FGIC Insurance) (Aaa AAA)
   5.15%, 02/15/20                            1,500     1,517
                                                      -------
                                                        4,997
                                                      -------
RHODE ISLAND -- 1.5%
Rhode Island Housing & Mortgage
  Finance Corp. Homeownership
  Opportunity RB Series 10A
  (Aa2 AA+)
   6.50%, 10/01/22                            1,000     1,066
                                                      -------
TEXAS -- 13.9%
Austin, Texas Utilities System Revenue
  Refunding Bonds / (FSA Insurance)
  (Aaa AAA)
   5.13%, 11/15/16                            3,000     3,049
Brazos River, Texas River Authority RB
  (Houston Industries Project) / AMBAC
  Insurance) (Aaa AAA)
   5.13%, 05/01/19                            1,750     1,759
Conroe, Texas Independent School
  District GO Refunding Bonds /
  (Permanent School Fund Guaranty)
  (Aaa AAA)
   5.25%, 02/15/21                            1,000     1,014
Elgin, Texas Independent School District
  GO Refunding Bonds / (Permanent
  School Fund Guaranty) (Aaa AAA)
   5.25%, 10/01/24                            2,000     2,030
Texas State Public Financing Authority
  GO Series 1994B (Aa2 AA)
   5.75%, 10/01/14                            1,025     1,112
University of Texas Revenue Unrefunded
  Balance RB Series 1991B (Aa1 AAA)
   6.75%, 08/15/13                              680       740
                                                      -------
                                                        9,704
                                                      -------

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
August 31, 1998

                                              Par    Value
                                            -------  -------
UTAH -- 2.7%
Utah State HFA S/F Mortgage RB
  Series E-1/ (FHA VA Mortgages)
  (Aaa AAA)
   5.38%, 07/01/18                          $ 1,880   $ 1,901
                                                      -------
VIRGINIA -- 3.0%
Virginia State Public Building Authority
  Public Facilities RB Series 1997A
  (Aa2 AA)
   5.50%, 08/01/16                            2,000     2,105
                                                      -------
WASHINGTON -- 8.6%
King County, Washington Lease RB
  (King Street Center Project) /
  (MBIA Insurance) (Aaa AAA)
   5.13%, 06/01/17                            1,000     1,016
King County, Washington School
  District No. 415 GO Refunding Bonds
  Series 1993A (A1 AA-)
   5.55%, 12/01/11                              500       547
Seattle, Washington Municipal Light &
  Power Revenue Refunding Bonds
  Series 1993 (Aa2 AA)
   5.40%, 05/01/08                            2,300     2,458
Washington State Health Care Facilities
  Authority RB (Swedish Health System)
  (AMBAC Insurance) (Aaa -)
   5.13%, 11/15/18                            2,000     2,005
                                                      -------
                                                        6,026
                                                      -------
WISCONSIN -- 1.5%
Wisconsin State Health & Education
  Facilities Authority RB (Medical
  College of Wisconsin Project) /
  (MBIA Insurance) (Aaa AAA)
   5.50%, 03/01/17                            1,000     1,049
                                                      -------
TOTAL MUNICIPAL BONDS
  (Cost $56,945)                                       60,590
                                                      -------
VARIABLE RATE OBLIGATIONS -- 12.4% (b)
ALASKA -- 1.5%
Valdez, Alaska Marine Terminal Revenue
  Refunding Bonds (Exxon Pipeline Co.
  Project) Series 1993C /(Exxon Corp.
  Guaranty) (Aaa AAA)
   3.20%, 09/01/98                            1,000     1,000
                                                      -------


                                              Par      Value
                                            -------   -------
CALIFORNIA -- 9.0%
California Health Facilities Financing
  Authority RB (Adventist Health)
  Series A /(MBIA Insurance) (Aaa AAA)
   2.70%, 09/07/98                          $   100   $   100
California Health Facilities Financing
  Authority RB (Sutter Health Project)
  Series 1990A /(Morgan Guaranty Trust
  Co.-New York LOC) (Aa2 AA+)
   3.15%, 09/01/98                              300       300
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986A (A1 A+)
   3.80%, 09/01/98                              200       200
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986C (A1 A+)
   3.80%, 09/01/98                              100       100
Irvine Ranch, California Water District
  Consolidated GO RB (Districts 140,
  240, 105, 250)/ (Bank of America LOC)
  (Aa2 AA-)
   3.15%, 09/01/98                              500       500
Irvine Ranch, California Water District
  Consolidated Revenue Refunding Bonds
  (Districts 105, 140, 240 & 290)
  Series1995 / (Commerzbank A.G. LOC)
  (Aa2 AA-)
   3.15%, 09/01/98                            3,200     3,200
Irvine Ranch, California Water District
  Consolidated Revenue Refunding Bonds
  Series 1993A / (Bank of America LOC)
  (Aa2 AA-)
   3.00%, 09/01/98                              560       560
Irvine Ranch, California Water District
  Improvement Bonds GO (District 284)
  Series 1988A / (Landesbank Hessen-
  Thuringen Girozentrale LOC) (- AAA)
   3.00%, 09/01/98                              300       300
Orange County,  California  Sanitation
  District COP (Districts 1, 2, 3, 5, 6, 7,
  11, 13 & 14) / (National Westminster
  Bank LOC) (Aa2 AA)
   3.15%, 09/01/98                              500       500

                                              Par      Value
                                            -------   -------
Orange County, California Special
  Assessment Improvement Bonds
  (District 88-1) / (Societe Generale &
  Kredietbank LOC) (Aa3 AA-)
   3.15%, 09/01/98                          $  500    $   500
                                                      -------
                                                        6,260
                                                      -------
NEW MEXICO -- 0.1%
Farmington, New Mexico Pollution Control
  Revenue Refunding Bonds (Arizona
  Public Service Company) Series 1994A /
  (Barclays Bank PLC Direct Pay) (P-1 AA)
   3.25%, 09/01/98                              100       100
                                                      -------
NEW YORK -- 0.4%
New York City, New York Municipal
  Water Finance Authority Water & Sewer
  System RB Series 1995A /
  (FGIC Insurance) (Aaa AAA)
   3.75%, 09/01/98                              300       300
                                                      -------
WYOMING -- 1.4%
Unita County, Wyoming Pollution
 Control Revenue Refunding Bonds
 (Chevron USA Inc. Project) (Aa2 -)
   3.25%, 09/01/98                            1,000     1,000
                                                      -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $8,660)                                         8,660
                                                      -------
SHORT-TERM INVESTMENTS -- 0.0% (c)
Provident Institutional Funds -
  Muni Fund Portfolio
   2.61%                                         19        19
                                                      -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $19)                                               19
                                                      -------
TOTAL INVESTMENTS -- 99.1%
  (Cost $65,624)                                       69,269
                                                      -------
OTHER ASSETS AND LIABILITIES -- 0.9%
  Other Assets                                          1,073
  Liabilities                                            (417)
                                                      -------
                                                          656
                                                      -------
 NET ASSETS -- 100.0%                                 $69,925
                                                      =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1998


Parenthetical disclosures that follow each security represent independent bond ratings, where available, as provided by Moody Investors Service, Inc. and Standard & Poor's Ratings Group that were in effect on the report date.

(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Interest rates represent the yield on report date.




PORTFOLIO ABBREVIATIONS
AMBAC       American Municipal Bond Assurance Corp.
COP         Certificates of Participation
FGIC        Financial Guaranty Insurance Company
FHA         Federal Housing Authority
FSA         Financial Security Assurance
GO          General Obligation
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDRB        Industrial Development Revenue Bond
LOC         Letter of Credit
MBIA        Municipal Bond Investors Assurance
M/F         Multi-Family
RB          Revenue Bond
S/F         Single-Family

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statements of Assets and Liabilities (IN THOUSANDS)
August 31, 1998

                                                     Schwab           Schwab
                                               Short/Intermediate    Long-Term
                                                    Tax-Free         Tax-Free
                                                    Bond Fund        Bond Fund
                                               ------------------   ------------
ASSETS
Investments, at value
   (Cost:$66,096, $65,624,
   respectively)                                     $67,250           $69,269
Receivables:
   Interest                                              929               876
   Fund shares sold                                      494               196
Prepaid expenses                                           1                 1
                                                     -------           -------
     Total assets                                     68,674            70,342
                                                     -------           -------
LIABILITIES
Payables:
   Dividends                                              43                51
   Fund shares redeemed                                  208               260
   Investment advisory
     and administration fees                              28                19
   Transfer agency and
     shareholder service fees                             71                42
Other liabilities                                         43                45
                                                     -------           -------
     Total liabilities                                   393               417
                                                     -------           -------
Net assets applicable to outstanding
  shares                                             $68,281           $69,925
                                                     =======           ========
NET ASSETS CONSIST OF:
Paid-in-capital                                      $67,561           $65,841
Undistributed net investment income                       27                42
Accumulated net realized gain
  (loss) on investments sold                           (461)               397
Net unrealized appreciation on
  investments                                          1,154             3,645
                                                     -------           -------
                                                     $68,281           $69,925
                                                     =======           =======
PRICING OF SHARES
Outstanding shares, $0.00001
  par value (unlimited shares authorized)              6,652             6,352
Net asset value, offering and
  redemption price per share                          $10.26            $11.01

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1998

                                                     Schwab           Schwab
                                               Short/Intermediate    Long-Term
                                                    Tax-Free         Tax-Free
                                                    Bond Fund        Bond Fund
                                               ------------------   ------------
Interest income                                       $2,629            $2,924
                                                     -------           -------
Expenses:
   Investment advisory and administration fees           240               228
   Transfer agency and shareholder service fees          147               139
   Custodian and portfolio accounting fees                41                40
   Registration fees                                      31                31
   Professional fees                                      12                10
   Shareholder reports                                     7                20
   Trustees' fees                                          6                 7
   Insurance and other expenses                           16                 7
                                                     -------           -------
                                                         500               482
Less:expenses reduced (see Note 4)                     (212)             (209)
                                                     -------           -------
     Total expenses incurred by Fund                     288               273
                                                     -------           -------
Net investment income                                  2,341             2,651
                                                     -------           -------
Net realized gain on investments sold                     54               405
Net unrealized appreciation on investments               627             2,070
                                                     -------           -------
   Net gain on investments                               681             2,475
                                                     -------           -------
Increase in net assets resulting from operations      $3,022            $5,126
                                                     =======           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                   Schwab            Schwab
                                             Short/Intermediate     Long-Term
                                                  Tax-Free          Tax-Free
                                                  Bond Fund         Bond Fund
                                             ------------------    ------------
                                                     Year ended August 31,
                                            1998      1997      1998      1997
                                           ------    ------    ------    ------
Operations:
   Net investment income                  $ 2,341  $  2,169   $ 2,651  $  2,228
   Net realized gain on
     investments sold                          54        22       405       407
   Net unrealized appreciation
     on investments                           627       586     2,070     1,281
                                          -------  --------   -------  --------
   Increase in net assets
     resulting from operations              3,022     2,777     5,126     3,916
                                          -------  --------   -------  --------
   Dividends to shareholders
     from net investment income            (2,393)   (2,169)   (2,706)   (2,228)
   Distributions from realized
    gain on investments                        --        --       (25)       --
                                          -------  --------   -------  --------
       Total dividends and
         distributions                     (2,393)   (2,169)   (2,731)   (2,228)
                                          -------  --------   -------  --------
Capital share transactions:
   Proceeds from shares sold               32,802    15,680    37,753    14,726
   Net asset value of shares
     issued in reinvestment of
     dividends                              1,829     1,698     1,952     1,547
   Less payments for shares redeemed      (21,376)  (17,721)  (18,942)  (14,866)
                                          -------  --------   -------  --------
   Increase (decrease) in net assets
     from capital share transactions       13,255     (343)    20,763     1,407
                                          -------  --------   -------  --------
      Total increase in net assets         13,884       265    23,158     3,095

Net assets:
   Beginning of period                     54,397    54,132    46,767    43,672
                                          -------  --------   -------  --------
   End of period (including
     undistributed net investment
     income of $27, $12, $42 and
     $15, respectively)                   $68,281  $ 54,397   $69,925  $ 46,767
                                          =======  ========   =======  ========
Number of Fund shares:
   Sold                                     3,211     1,549     3,473     1,415
   Reinvested                                 179       168       180       149
   Redeemed                                (2,094)   (1,754)   (1,743)   (1,434)
                                          -------  --------   -------  --------
   Net increase (decrease) in
     shares outstanding                     1,296      (37)     1,910       130

Shares outstanding:
   Beginning of period                      5,356     5,393     4,442     4,312
                                          -------  --------   -------  --------
   End of period                            6,652     5,356     6,352     4,442
                                          =======  ========   =======  ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                       Income from
                                  Investment Operations
                         ----------------------------------------

                                          Net
 Fiscal      Net Asset                 Realized &        Total
 Period      Value At        Net        Unrealized       from
  Ended      Beginning   Investment   Gain (Loss) on   Investment
August 31,   of Period     Income      Investments     Operations
---------    ---------   ----------   -------------    ----------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
  1998        $10.16       $0.42         $ 0.10         $ 0.52
  1997        $10.04       $0.41         $ 0.12         $ 0.53
  1996        $10.12       $0.41         $(0.08)        $ 0.33
  1995        $ 9.92       $0.40         $ 0.20         $ 0.60
  1994        $10.15       $0.37         $(0.23)        $ 0.14
SCHWAB LONG-TERM TAX-FREE BOND FUND
  1998        $10.53       $0.53         $ 0.48         $ 1.01
  1997        $10.13       $0.53         $ 0.40         $ 0.93
  1996        $10.16       $0.52         $(0.03)        $ 0.49
  1995        $ 9.95       $0.53         $ 0.21         $ 0.74
  1994        $10.59       $0.52         $(0.56)        $(0.04)


             Less Distributions
----------------------------------------
 Dividends   Distributions                 Net Asset
 from Net    from Realized                  Value at
Investment      Gain on         Total        End of
  Income      Investments    Distributions   Period
----------   -------------   -------------   -------

 $(0.42)1      $   --           $(0.42)       $10.26
 $(0.41)       $   --           $(0.41)       $10.16
 $(0.41)       $   --           $(0.41)       $10.04
 $(0.40)       $   --           $(0.40)       $10.12
 $(0.37)       $   --           $(0.37)       $ 9.92

 $(0.53)1      $   --2          $(0.53)       $11.01
 $(0.53)       $   --           $(0.53)       $10.53
 $(0.52)       $   --           $(0.52)       $10.13
 $(0.53)       $   --           $(0.53)       $10.16
 $(0.52)       $ (0.08)         $(0.60)       $ 9.95

(DAGGER) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Funds' expense and net investment income ratios would have been:

   SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
-----------------------------------------------------------
  Fiscal                                  Ratio of Net
  Period       Ratio of Expenses        Investment Income
   Ended     to Average Net Assets    to Average Net Assets
August 31,            (%)                     (%)
----------   ---------------------    ---------------------
   1998              0.85                     3.62
   1997              0.96                     3.61
   1996              0.90                     3.65
   1995              0.89                     3.66
   1994              0.91                     3.28


          SCHWAB LONG-TERM TAX-FREE BOND FUND
---------------------------------------------------------
 Fiscal                                 Ratio of Net
 Period       Ratio of Expenses       Investment Income
  Ended      to Average Net Assets   to Average Net Assets
August 31,           (%)                      (%)
----------   ---------------------   ---------------------
   1998              0.86                    4.38
   1997              1.02                    4.56
   1996              0.94                    4.61
   1995              0.93                    5.01
   1994              0.99                    4.57

1 The amounts shown include certain reclassifications related to book to tax differences (see Note 2 of Notes to Financial Statements).
2 Amount is less than $0.01 per share.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
30

                         Ratios/Supplemental Data
----------------------------------------------------------------------------
                                     Ratio of     Ratio of Net
                                     Expenses      Investment
     Total                          to Average     Income to      Portfolio
     Return         Net Assets      Net Assets     Average Net    Turnover
(not annualized)   End of Period     (DAGGER)    Assets(DAGGER)     Rate
        (%)         (000's)            (%)            (%)            (%)
----------------   -------------   -----------   --------------   ----------

     5.17             $68,281           0.49           3.99          22
     5.40             $54,397           0.49           4.08          20
     3.32             $54,132           0.49           4.06          44
     6.23             $52,504           0.49           4.06          35
     1.42             $63,889           0.48           3.71          19

     9.81             $69,925           0.49           4.76          39
     9.36             $46,767           0.49           5.09          61
     4.87             $43,672           0.49           5.06          50
     7.76             $41,413           0.54           5.40          70
    (0.42)            $43,975           0.51           5.05          62

NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1998



1.  DESCRIPTION OF THE FUNDS
The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers the Schwab 1000 Fund(REGISTRATION MARK), Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of market discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

EXPENSES -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Funds from net investment income for the year ended August 31, 1998 qualify as exempt interest dividends for federal income tax purposes.

Net unrealized appreciation (depreciation) at August 31, 1998, (for financial reporting and federal income tax purposes) was as follows:
                                     Net Unrealized   Appreciated    Depreciated
                                      Appreciation    Securities     Securities
                                     --------------   -----------    -----------
  Schwab Short/Intermediate
    Tax-Free Bond Fund                  $1,154,000     $1,172,000      $(18,000)
  Schwab Long-Term Tax-Free
    Bond Fund                           $3,645,000     $3,645,000      $      --

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1998, the unused capital loss carryforwards, for federal income tax purposes were as follows:

                                                     Schwab Short/Intermediate
                                                        Tax-Free Bond Fund
                                                       ----------------------
         Expiring in:
         08/31/03                                            $190,000
         08/31/04                                             296,000
                                                            ---------
             Total capital loss carryforwards                $486,000
                                                            =========

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, permanent book/tax differences of $67,000 and $82,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively, were reclassified from paid-in-capital to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Manager has reduced a portion of its fee for the year ended August 31, 1998 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the year ended August 31, 1998 (see
Note 4).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $13,000 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the year ended August 31, 1998, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, aggregated $34,338,000 and $42,860,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB
The Investment Manager and Schwab guarantee that, through at least October 31, 1998, each Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

During the year ended August 31, 1998, the total of such fees reduced by the Investment Manager was $212,000 for the Schwab Short/Intermediate Tax-Free Bond Fund, and $209,000 for the Schwab Long-Term Tax-Free Bond Fund.

5.  INVESTMENT TRANSACTIONS
Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1998, were as follows:

                              Schwab Short/Intermediate       Schwab Long-Term
                                  Tax-Free Bond Fund         Tax-Free Bond Fund
                              -------------------------      ------------------
   Purchases                          $21,571,000                $32,645,000
   Proceeds of sales
     and maturities                   $12,416,000                $20,383,000

To the Board of Trustees and Shareholders of Schwab Short/Intermediate Tax-Free Bond Fund and
Schwab Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (two portfolios of Schwab Investments, hereafter referred to as the "Funds")at August 31, 1998, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
October 5, 1998

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help you meet your investment goals. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio(1)
Schwab MarketTrack Growth Portfolio(1)
Schwab MarketTrack Balanced Portfolio(1)
Schwab MarketTrack Conservative Portfolio(1)
Schwab MarketManager Growth Portfolio(2)
Schwab MarketManager Balanced Portfolio(2)

SCHWAB STOCK FUNDS
Schwab 1000 Fund-Registered Trademark-
Schwab S&P 500 Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio(2)
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio(2)

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund(3)
Schwab Short-Term Bond Market Index Fund(3)
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(4) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Formerly the Schwab Asset Director-Registered Trademark- Funds.

(2)Formerly the Schwab OneSource-TM- Portfolios.

(3)Formerly the Schwab Government Bond Funds.

(4)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY(REGISTRATION MARK)

101 Montgomery Street
San Francisco, California 94104


INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(COPYRIGHT)1998 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20375 (1098-3791) MKT3656(10/98)